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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): July 10, 1997

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                        STERLING CHEMICALS HOLDINGS, INC.
             (Exact name of registrant as specified in its charter)


               Delaware                                1-00059                                76-0185186
    (State or other jurisdiction of            (Commission File Number)          (I.R.S. Employer Identification No.)
    incorporation or organization)

                          1200 Smith Street, Suite 1900
                            Houston, Texas 77002-4312
                                 (713) 650-3700
                              (Address of principal
                                executive offices
                                  and zip code)

                                 (713) 650-3700
                         (Registrant's telephone number,
                              including area code)

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                            STERLING CHEMICALS, INC.
             (Exact name of registrant as specified in its charter)

               Delaware                              333-04343-01                             76-0502785
    (State or other jurisdiction of            (Commission File Number)          (I.R.S. Employer Identification No.)
    incorporation or organization)

                          1200 Smith Street, Suite 1900
                            Houston, Texas 77002-4312
                                 (713) 650-3700
                              (Address of principal
                                executive offices
                                  and zip code)

                                 (713) 650-3700
                         (Registrant's telephone number,
                              including area code)

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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

         On July 10, 1997, Sterling Pulp Chemicals (Sask) Ltd. ("Sterling Sask"), an indirect wholly owned subsidiary of Sterling Chemicals Holdings, Inc. (the "Company"), acquired substantially all of the assets of Saskatoon Chemicals Ltd. ("Saskatoon Chemicals"), a subsidiary of Weyerhaeuser Canada Ltd. The acquired assets (the "SaskChem Business") include a manufacturing plant near Saskatoon, Saskatchewan, and were used by Saskatoon Chemicals to manufacture sodium chlorate, caustic soda, calcium hypochlorite, chlorine and hydrochloric acid. The Company intends to continue such uses.

         Total consideration for the acquisition consisted of approximately $69.2 million cash and the assumption of the current liabilities of the SaskChem Business, which amount was determined through negotiations between representatives of the Company and Saskatoon Chemicals. The acquisition will be accounted for under the purchase method of accounting for financial reporting purposes.

         The sources of financing for the cash portion of the acquisition consideration were (i) approximately $54.6 million under a new credit facility established by Sterling Sask with a group of lenders led by The Chase Manhattan Bank of Canada, (ii) approximately $7.3 million pursuant to a private placement of common stock of the Company, and (iii) approximately $7.3 million pursuant to a private placement of Units, each Unit consisting of shares of the Company's newly authorized Cumulative Redeemable Preferred Stock, Series B and Warrants to purchase shares of common stock of the Company.

         The acquisition of the SaskChem Business may require the filing of financial statements and pro forma financial information pursuant to Rule 11.01(a)(1) of Regulation S-X to the extent the SaskChem Business constitutes a "significant subsidiary" under Regulation S-X.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (a)      Financial statements of the business acquired.

         The Company believes that it is impractical on the date of this filing to provide financial statements of the SaskChem Business, and the Company will file such financial statements when available but not later than 60 days after the date on which this Current Report on Form 8-K must be filed.

         (b)      Pro forma financial information.

         The Company believes that it is impractical on the date of this filing to provide pro forma financial information reflecting the acquisition of the SaskChem Business, and the Company will file such financial information when available but not later than 60 days after the date on which this Current Report on Form 8-K must be filed.

         (c)      Exhibits.  None.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.


                                   STERLING CHEMICALS HOLDINGS, INC.
                                   STERLING CHEMICALS, INC.
                                   (Registrants)

Date: July 25, 1997

                                   By:      /s/ JIM P. WISE
                                        --------------------------------
                                            Jim P. Wise
                                            Vice President-Finance and
                                             Chief Financial Officer


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